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                                                                     EXHIBIT 4.1

     COMMON STOCK                                                   COMMON STOCK

     NO PAR VALUE

                                 [IVIVI(R) LOGO]

                             THE TECHNOLOGY OF LIFE

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
                                                                       ----------------------------------------
-----------                                                                             SHARES
CERTIFICATE                  IVIVI TECHNOLOGIES, INC.                  *  *  6  0  0  6  2  0  *  *  *  *  *  *
  NUMBER      INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY   *  *  *  6  0  0  6  2  0  *  *  *  *  *
 ZQ 000000           70,000,000 AUTHORIZED SHARES NO PAR VALUE         *  *  *  *  6  0  0  6  2  0  *  *  *  *
-----------                                                            *  *  *  *  *  6  0  0  6  2  0  *  *  *
                                                                       *  *  *  *  *  *  6  0  0  6  2  0  *  *
                                                                       ----------------------------------------

     THIS CERTIFIES THAT      MR. SAMPLE & MRS. SAMPLE &     CUSIP 46589F 10 8
                               MR. SAMPLE & MRS. SAMPLE      SEE REVERSE FOR CERTAIN DEFINITIONS

     is the owner of            *** SIX HUNDRED THOUSAND
                               SIX HUNDRED AND TWENTY***

             FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

     IVIVI TECHNOLOGIES, INC. (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and
     Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                                               DATED **Month Day, Year****

     /s/ David Saloff                                          COUNTERSIGNED AND REGISTERED:
     -------------------------                [SEAL]           COMPUTERSHARE TRUST COMPANY, INC.
         President                                             (DENVER)
                                                               TRANSFER AGENT AND REGISTRAR,
     /s/ Andre' DiMino
     -------------------------                                 By
         Secretary                                                ------------------------------
                                                                       AUTHORIZED SIGNATURE
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                        SECURITY INSTRUCTIONS ON REVERSE

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                                                IVIVI TECHNOLOGIES, INC.
                                                  TRANSFER FEE $25.00
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                         UNIF GIFT MIN ACT- _______ Custodian ________
                                                                           (Cust)            (Minor)

TEN ENT -as tenants by the entireties                                 under Uniform Gifts to Minors Act_______
                                                                                                        (State)
JT TEN  -as joint tenants with right of survivorship  UNIF TRF MIN ACT _________ Custodian (until age____)________
         and not as tenants in common                                   (Cust)                             (Minor)

                                                                       under Uniform Transfers to Minors Act_________
                                                                                                              (State)
        Additional abbreviations may also be used though not in the above list.
-----------------------------------------------------------------------------------------------------------------------

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES
AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS
AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO
DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO
THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL
REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT
MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

                                                                               PLEASE INSERT SOCIAL SECURITY OR OTHER
For value received, _________________ hereby sell, assign and transfer unto        IDENTIFYING NUMBER OF ASSIGNEE

                                                                               [______________________________________]

_______________________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

                                                                     --------------------------------------------------
Dated:_____________ 20_______                                        Signature(s) Guaranteed: Medallion Guarantee Stamp
                                                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                                                     ELIGIBLE GUARANTOR INSTITUTION (Banks,
Signature:                                                           Stockbrokers, Savings and Loan Associations and
          --------------------------------------------------------   Credit Unions) WITH MEMBERSHIP IN AN APPROVED
                                                                     SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
                                                                     S.E.C. RULE 17Ad-15.
Signature:
          --------------------------------------------------------
          Notice: The signature to this assignment must correspond
                  with the name as written upon the face of the
                  certificate, in every particular, without
                  alteration or enlargement, or any change whatever.

                                                                     --------------------------------------------------
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